UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2006 (August 7, 2006)

PEOPLES ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 East Randolph Drive, 24th Floor Chicago, Illinois	60601-6207
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code: (312) 240-4000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously announced, Peoples Energy Corporation (the Company), WPS Resources Corporation (“WPS”) and Wedge Acquisition Corporation, a subsidiary of WPS, have entered into an Agreement and Plan of Merger dated as of July 8, 2006 (the “Merger Agreement”) pursuant to which the Company will become a subsidiary of WPS. If the merger is completed, shareholders of the Company will receive 0.825 shares of WPS common stock in exchange for their shares of Company common stock. Under the Merger Agreement, the Company is obligated to make certain changes to the terms and conditions of certain benefit plans, including plans applicable to non-executive directors and incentive plans applicable to executive officers and key employees of the Company.

Consistent with the Merger Agreement, the Management Development and Compensation Committee (the “Committee”) on August 1, 2006 adopted resolutions which provide for changes to the Company’s Directors Stock and Option Plan (the “DSO Plan”), Directors Deferred Compensation Plan (the “DDC Plan”), Long-Term Incentive Compensation Plan effective February 22, 1990 (the “1990 LTIC Plan”), and Long-Term Incentive Compensation Plan effective February 27, 2004 (the “2004 LTIC Plan”). In addition, also pursuant to the Merger Agreement, the Committee recommended to the Board of Directors that the Board approve certain amendments to the DSO Plan and DDC Plan. These recommendations were approved by the Board of Directors on August 2, 2006. As described in more detail below, the various changes and amendments to the plans provide for conversion of equity-based compensation currently attributable to common stock of the Company into equity-based compensation attributable to common stock of WPS at the same conversion ratio that shareholders of the Company will receive WPS common stock if the merger is completed.

Directors Stock and Option Plan (DSO Plan)

The changes and amendments to the DSO Plan are as follows:

-
any options granted under the DSO Plan which remain unexercised at the time of completion of the merger will be converted into options to purchase shares of WPS common stock. Options are no longer granted under the DSO Plan, though unexercised options which were previously granted do exist.

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The number of shares of WPS common stock subject to the converted options will be determined by multiplying the number of shares of Company common stock subject to the option by 0.825 (rounded down to the nearest whole share).

-
The exercise price per share of the converted options will be equal to the exercise price per share of the options for Company common stock divided by 0.825 (rounded up to the nearest whole cent). In addition, the number of deferred shares authorized and not distributed as of the completion of the merger will be converted at the time of completion of the merger into share equivalents of WPS common stock by multiplying the number of deferred shares of Company common stock by 0.825 (rounded down to the nearest whole share).

-	After the completion of the merger, the definition of “Company Common Stock” with respect to deferred shares and additional deferred shares granted under the DSO Plan will mean WPS common stock.

Directors Deferred Compensation Plan (DDC Plan)

The changes and amendments to the DDC Plan are as follows:

-
The number of share equivalents attributable to Company common stock authorized and not distributed as of the completion of the merger shall be converted at the time of completion of the merger into share equivalents attributable to WPS common stock by multiplying the number of share equivalents attributable to Company common stock by 0.825 (rounded down to the nearest whole number).

-	After the completion of the merger, the definition of “Common Stock” under the DDC Plan with respect to share equivalents shall mean WPS common stock.

Long-Term Incentive Compensation Plan effective February 22, 1990 (1990 LTIC Plan)

The 1990 LTIC Plan has been replaced by the 2004 LTIC Plan and no further awards or grants under the 1990 LTIC Plan have since been made. However, options, stock appreciation rights (“SARs”) and shares of restricted stock granted under the 1990 plan are still outstanding. The changes to the 1990 LTIC Plan are as follows:

-
Any stock options and SARs granted under the 1990 LTIC Plan that remain unexercised at the time of completion of the merger will be converted at such time into options to purchase shares of WPS common stock and SAR’s with respect to WPS common stock.

-
The number of shares of WPS common stock subject to converted options will be determined by multiplying the number of shares of Company common stock subject to the options by 0.825 (rounded down to the nearest whole share).

-
The exercise price per share for converted stock options to purchase shares of WPS common stock will be equal to the exercise price per share of options to purchase Company common stock divided by 0.825 (rounded up to the nearest whole cent).

-	The number of SARs with respect to WPS common stock will be determined by multiplying the number of SARs by 0.825 (rounded down to the nearest whole SAR).

-
The exercise price for each SAR with respect to WPS common stock will be equal to the exercise price of the SAR with respect to Company common stock divided by 0.825 (rounded up to the nearest whole cent).

Long-Term Incentive Compensation Plan effective February 27, 2004 (2004 LTIC Plan)

The Committee authorized a change to the 2004 LTIC Plan such that the number of shares of Company common stock distributable as performance shares as of the time of completion of the merger will be converted into the number of shares of WPS common stock determined by multiplying the number of shares of Company common stock distributable as performance shares by 0.825 (rounded down to the nearest whole share).

FORWARD-LOOKING STATEMENTS

This document includes statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding benefits of the proposed merger, integration plans and expected synergies, anticipated future financial operating performance and results, including estimates of growth. These statements are based on the current expectations of management of WPS and Peoples. There can be no assurance as to the timing of the closing of the merger or whether the merger will close at all. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, (1) the companies may be unable to obtain shareholder approvals required for the transaction; (2) the companies may be unable to obtain regulatory approvals required for the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the transaction; (3) conditions to the closing of the transaction may not be satisfied; (4) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (5) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (6) the transaction may involve unexpected costs or unexpected liabilities, or the effects of purchase accounting may be different from the companies' expectations; (7) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (8) the businesses of the companies may suffer as a result of uncertainty surrounding the transaction; (9) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (10) the companies may be adversely affected by other economic, business, and/or competitive factors. These risks, as well as other risks associated with the merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that WPS will file with the Securities and Exchange Commission (“SEC”) in connection with the proposed merger. Additional factors that may affect the future results of WPS and Peoples are set forth in their respective Form 10-K reports for the year ended December 31, 2005 and September 30, 2005, respectively, and other filings with the SEC. Investors and security holders may obtain free copies of these documents (when they are available) at the SEC’s web site at www.sec.gov. WPS and Peoples undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION

This communication is not a solicitation of a proxy from any security holder of WPS or Peoples. WPS intends to file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a joint proxy statement of WPS and Peoples that also constitutes a prospectus of WPS, which will be sent to the shareholders of WPS and Peoples. Shareholders are urged to read the joint proxy statement/prospectus and any other relevant documents when they become available, because they will contain important information about WPS, Peoples and the proposed transaction. A definitive proxy statement will be sent to shareholders of WPS and Peoples seeking approval of the proposed transaction. The joint proxy statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from WPS upon written request to WPS Resources Corporation, Attention: Barth J. Wolf, Secretary and Manager - Legal Services, P.O. Box 19001, Green Bay, Wisconsin 54307-9001, or by calling (920) 433-1727, or from Peoples, upon written request to Peoples Energy Corporation, Attention: Secretary, 130 East Randolph Drive, 24th Floor, Chicago, Illinois 60601, or by calling (312) 240-4366.

PARTICIPANTS IN THE PROPOSED TRANSACTION

WPS, Peoples and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of WPS may be found in its 2005 Annual Report on Form 10-K filed with the SEC on February 28, 2006 and definitive proxy statement relating to its 2006 Annual Meeting of Shareholders filed with the SEC on April 7, 2006. Information about the directors and executive officers of Peoples may be found in its Amendment No. 1 to its 2005 Annual Report on Form 10-K filed with the SEC on December 14, 2005 and definitive proxy statement relating to its 2006 Annual Meeting of Shareholders filed with the SEC on January 6, 2006. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

Date: August 7, 2006	By: /s/ THOMAS A. NARDI
Thomas A. Nardi
Executive Vice President and Chief Financial Officer